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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 2, 2006


                         GS Mortgage Securities Corp.
             (as depositor for the GSAA Home Equity Trust 2006-4
               formed pursuant to a Master Servicing and Trust
                 Agreement, relating to the GSAA Home Equity
           Trust 2006-4, Asset-Backed Certificates, Series 2006-4)
           -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-127620               13-3387389
  --------------------------    ----------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


   85 Broad Street, New York, New York                           10004
----------------------------------------            ---------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

         On March 6, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, as trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator and U.S. Bank National Association, Deutsche Bank National Trust Company and JPMorgan Chase Bank, National Association as Custodians of GSAA Home Equity Trust 2006-4, Asset-Backed Certificates, Series 2006-4 (the "Certificates"), issued in thirteen classes. The Class 1A1, Class 1A2, Class 2A1, Class 3A1, Class 4A1, Class 4A2, Class 4A3, Class 4A-IO, Class B-1, Class B-2, Class B-3, Class R and Class RC Certificates, with an aggregate scheduled principal balance as of February 2, 2006 of $876,972,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 28, 2006, by and between the Company and the Underwriter. A form of the Trust Agreement is annexed hereto as Exhibit 99.1.

         On March 2, 2006, GSAA Home Equity Trust 2006-4 (the "Trust") entered into one interest swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

         On March 6, 2006, the Company entered into an Assignment, Assumption and Recognition Agreement (the "Countrywide Step 1 Assignment Agreement") dated as of March 2, 2006, among the Company, Goldman Sachs Mortgage Company, Countrywide Servicing and Countrywide. The Countrywide Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

         On March 2, 2006, the Company entered into an Assignment, Assumption and Recognition Agreement Agreement (the "Countrywide Step 2 Assignment Agreement") dated as of March 2, 2006, among the Company, Countrywide, Countrywide Servicing, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer. The Countrywide Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

         On March 6, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of March 2, 2006, among the Company, Goldman Sachs Mortgage Company and Avelo. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

         On March 2, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of March 2, 2006, among the Company, Avelo, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

         On March 6, 2006, the Company entered into an Assignment Agreement (the "Goldman Conduit Step 1 Assignment Agreement") dated as of March 2, 2006, among Countrywide

Servicing, the Company and Goldman Sachs Mortgage Company. The Goldman Conduit Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

         On March 2, 2006, GS Mortgage Securities Corp., entered into an Assignment Agreement (the "Goldman Conduit Step 2 Assignment Agreement") dated as of March 2, 2006, among GS Mortgage Securities Corp., Countrywide Servicing, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer. The Goldman Conduit Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.


         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:                                                                   Page:

Exhibit 99.1      Form of Master Servicing and Trust Agreement, dated as of
                  February 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, U.S. Bank
                  National Association and JPMorgan Chase Bank, National
                  Association as custodians, Deutsche Bank National Trust
                  Company, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 99.2      Swap Agreement, dated as of March 2, 2006, between GSAA Home
                  Equity Trust 2006-4 and Goldman Sachs Mitsui Marine
                  Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3      Countrywide Step 1 Assignment Agreement, dated as of March
                  2, 2006, among GS Mortgage Securities Corp., Goldman Sachs
                  Mortgage Company, Countrywide Home Loans Servicing LP, and
                  Countrywide Home Loans, Inc.

Exhibit 99.4      Countrywide Step 2 Assignment Agreement, dated as of March
                  2, 2006, among GS Mortgage Securities Corp., Countrywide
                  Home Loans, Inc., Countrywide Home Loans Servicing LP,
                  Deutsche Bank National Trust Company, as trustee, and Wells
                  Fargo Bank, N.A., as master servicer.


Exhibit 99.5      Avelo Step 1 Assignment Agreement, dated as of March 2,
                  2006, among GS Mortgage Securities Corp., Goldman Sachs
                  Mortgage Company and Avelo Mortgage, L. L. C.

Exhibit 99.6      Avelo Step 2 Assignment Agreement, dated as of March 2,
                  2006, among GS Mortgage Securities Corp., Avelo Mortgage,
                  L.L.C., Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer.

Exhibit 99.7      Goldman Conduit Step 1 Assignment Agreement, dated as of
                  March 2, 2006, among GS Mortgage Securities Corp., Goldman
                  Sachs Mortgage Company and Countrywide Home Loans Servicing,
                  LP.

Exhibit99.8       Goldman Conduit Step 2 Assignment Agreement, dated as of
                  March 2, 2006, among GS Mortgage Securities Corp.,
                  Countrywide Home Loans Servicing LP, Deutsche Bank National
                  Trust Company, as trustee, and Wells Fargo Bank, N.A., as
                  master servicer.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   March 17, 2006


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                             --------------------------
                                             Name:  Michelle Gill
                                             Title: Vice President

                                 Exhibit Index
                                 -------------

Item 601(a) of                                                    Paper (P) or
Regulation S-K                           Description             Electronic (E)
--------------                           -----------             --------------
    99.1            Master Servicing and Trust Agreement, dated       E
                    as of February 1, 2006, among GS Mortgage
                    Securities Corp., as depositor, Deutsche
                    Bank National Trust Company, U.S. Bank
                    National Association and JPMorgan Chase
                    Bank, National Association as custodians,
                    Deutsche Bank National Trust Company, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

    99.2            Swap Agreement, dated as of March 2, 2006,        E
                    between GSAA Home Equity Trust 2006-4 and
                    Goldman Sachs Mitsui Marine Derivative
                    Products, L.P., with Schedule and
                    Confirmation thereto.

    99.3            Countrywide  Step  1  Assignment  Agreement,      E
                    dated  as  of  March  2,   2006,   among  GS
                    Mortgage  Securities  Corp.,  Goldman  Sachs
                    Mortgage Company, Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.

    99.4            Countrywide  Step  2  Assignment  Agreement,      E
                    dated  as  of  March  2,   2006,   among  GS
                    Mortgage Securities Corp.,  Countrywide Home
                    Loans, Inc., Countrywide Home Loans Servicing LP, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer.

    99.5            Avelo Step 1 Assignment Agreement,  dated as      E
                    of  March  2,   2006,   among  GS   Mortgage
                    Securities  Corp.,  Goldman  Sachs  Mortgage
                    Company and Avelo Mortgage, L. L. C.

    99.6            Avelo Step 2 Assignment Agreement, dated as       E
                    of March 2, 2006, among GS Mortgage
                    Securities Corp., Avelo Mortgage, L.L.C.,
                    Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer.

    99.7            Goldman Conduit  Step 1 Assignment                E
                    Agreement, dated as of March 2, 2006, among GS Mortgage Securities Corp., Goldman Sachs
                    Mortgage Company and Countrywide Home Loans
                    Servicing, LP.

    99.8            Goldman Conduit Step 2 Assignment                 E
                    Agreement, dated as of March 2, 2006,
                    among  GS Mortgage Securities Corp.,
                    Countrywide Home Loans Servicing LP,
                    Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer.


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